Exhibit 99.1

Rapid7 Appoints Former SanDisk CFO, Judy Bruner, to its Board of Directors

Appointment brings high-tech industry experience and expertise in driving business growth and scale

Boston, MA – November 1, 2016 – Rapid7, Inc. (NASDAQ: RPD), a leading provider of security data and analytics solutions, today announced that it has appointed Judy Bruner to its Board of Directors, effective October 31, 2016. She has also joined the board’s audit committee.

“I am pleased to welcome Judy Bruner to the Rapid7 board,” said Alan Matthews, chairman of the Board of Directors. “Judy has an impressive track record of operational excellence as both a company executive and board member. She brings a wealth of experience that will help us to capitalize on the tremendous market opportunity that lies ahead.”

Ms. Bruner served as executive vice president and chief financial officer of SanDisk Corporation from June 2004 until the company’s acquisition by Western Digital Corporation earlier this year. Previously, she was senior vice president and chief financial officer of Palm, Inc., from September 1999 until June 2004. She also held financial management positions at 3Com Corporation, Ridge Computers, and Hewlett-Packard Company. Ms. Bruner holds a BA in Economics from the University of California, Los Angeles, and an MBA from the University of Santa Clara.

Ms. Bruner has also served on a number of boards during her impressive career. She currently serves on the board of directors of Brocade Communications Systems Inc., Applied Materials Inc., and Varian Medical Systems Inc.

“Judy is a seasoned business executive with proven experience managing global enterprises,” said Corey Thomas, chief executive officer and president of Rapid7. “She is a valuable addition to our Board of Directors bringing financial and operational expertise that will be beneficial to Rapid7 and our shareholders. We are excited to have her leadership as we continue to scale our business and execute the Company’s long-term growth strategy.”

About Rapid7

Rapid7 is a leading provider of security data and analytics solutions that enable organizations to implement an active, analytics-driven approach to cyber security. We combine our extensive experience in security data and analytics and deep insight into attacker behaviors and techniques to make sense of the wealth of data available to organizations about their IT environments and users. Our solutions empower organizations to prevent attacks by providing visibility into vulnerabilities and to rapidly detect compromises, respond to breaches, and correct the underlying causes of attacks. Rapid7 is trusted by more than 5,600 organizations across over 100 countries, including 37% of the Fortune 1000. To learn more about Rapid7 or get involved in our threat research, visit www.rapid7.com.

Cautionary Language Concerning Forward-Looking Statements

This press release includes forward-looking statements. All statements contained in this press release other than statements of historical facts, including, without limitation, statements relating to the Company’s growth strategy, delivering long-term value and the company’s future market opportunities, are forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives and financial needs. These forward-looking statements are subject to a number of risks and uncertainties, including, without limitation, risks related to our rapid growth and ability to sustain our revenue growth rate, the ability of our products and professional services to correctly detect vulnerabilities, competition in the markets in which we operate, market growth, our ability to innovate and manage our growth, our ability to integrate acquired operations, our ability to operate in compliance with applicable laws as well as other risks and uncertainties set forth in the “Risk Factors” section of our Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission for the quarterly period ended June 30, 2016 filed with the Securities and Exchange Commission on August 9, 2016, and subsequent reports that we file with the Securities and Exchange Commission. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, we cannot guarantee future results, levels of activity, performance, achievements or events and circumstances reflected in the forward-looking statements will

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occur. We are under no duty to update any of these forward-looking statements after the date of this press release to conform these statements to actual results or revised expectations, except as required by law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this press release.

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Investor Relations Contact:

Rapid7 Investor Relations

Email: investors@rapid7.com

Phone: +1 857 415 4419

Press Contact:

Rachel E. Adam, Senior PR Manager

Email: press@rapid7.com

Phone: +1 857 415 4443

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